Exhibit 10.1

SCIENTIFIC ADVISORY AND CONSULTING AGREEMENT

This Scientific Advisory and Consulting Agreement (“Agreement”), effective as of September 13, 2006, is between Curis, Inc., having a place of business at 61 Moulton Street, Cambridge, MA 02138 (“Curis”), and Kenneth J. Pienta, M.D. (“Scientific Advisor”), an Investigator of the University of Michigan Comprehensive Cancer Center (the “Institute”).

WHEREAS, Curis desires to have the benefit of Scientific Advisor’s knowledge and experience, and Scientific Advisor desires to provide consulting services to Curis as provided in this Agreement;

NOW, THEREFORE, in consideration of the promises set forth in this Agreement, Curis and Scientific Advisor hereby agree as follows:

1. Term. The term of this Agreement shall be for a period of five (5) years from the effective date or until earlier terminated by either party. Either party may terminate this Agreement by providing thirty (30) days prior written notice to the other party. The term may be renewed for successive one (1) year periods upon mutual agreement of the parties. For purposes hereof, “Contract Year” means any 12-month period during the term of this Agreement beginning on the Effective date or anniversary thereof; and “Contract Quarter” means any three-month period during the term of this Agreement or multiple of three months thereafter.

2. Consulting Duties.

(a)	The Scientific Advisor agrees to serve under the terms of this Agreement as a scientific advisor to Curis as a member of its Scientific Advisory Board (“SAB”). The Scientific Advisor will also perform consulting and advisory services in the Field (as defined in Exhibit A) as may be requested from time to time by Curis. The SAB and other consulting services contemplated by this Section are intended to be included whenever this Agreement refers to “consulting” or “consulting services” or the Scientific Advisor’s role as a “Scientific Advisor.”

(b)	All work to be performed by Scientific Advisor for Curis shall be under the general supervision of Curis’ Chairman of the Scientific Advisory Board, Dr. Joseph Davie and Curis’ Chief Executive Officer or Chief Scientific/Medical Officer.

(c)

The Scientific Advisor will, at Curis’ request, devote up to ten (10) full days or full day equivalents (a “full day equivalent” shall mean eight business hours) in each Contract Year during the term of this Agreement to attend meetings of the SAB and perform such other consulting and advisory services in the Field as may be requested from time to time by Curis in accordance with Section 2(a) above.

The Scientific Advisor shall be engaged by Curis as a Scientific Advisor for the exchange of ideas only and shall not direct or conduct research for or on behalf of Curis. Such services shall be performed at Curis’ principal place of business or such other place as may be agreed upon by Curis and the Scientific Advisor. The Scientific Advisor shall, subject to Section 3(b) below, disclose to Curis any developments that come to his attention that relate to the Field and are likely to be of interest to Curis, but only to the extent that each such development (i) does not arise, wholly or in part, from any research undertaken by the Scientific Advisor as an employee of the Institute, (ii) is not proprietary to the Institute, and (iii) is not otherwise the subject of any obligation of confidentiality owed by the Scientific Advisor.

3. Certain Other Obligations

(a)	Curis acknowledges that the Scientific Advisor is an employee of the Institute, and is subject to the Institute’s policies, including policies concerning consulting, conflicts of interest, and intellectual property.

(b)	The Scientific Advisor shall not disclose to Curis any information that (i) Scientific Advisor is obligated to keep secret pursuant to a confidentiality agreement with the Institute or any other third party or (ii) constitutes technology, inventions or other intellectual property of the Institute or any other third party unless Curis has an appropriate license from the relevant third party covering the information to be disclosed. Notwithstanding the above, the Scientific Advisor may disclose to Curis any information that the Scientific Advisor would normally freely disclose to other members of the scientific community at large, whether by publication, by presentation at seminars, or in informal scientific discussions. However, the Scientific Advisor shall not disclose to Curis information that is proprietary to the Institute and is not generally available to the public other than through formal technology transfer procedures.

(c)	The consulting work performed hereunder will not be conducted on time that is required to be devoted to the Institute. The Scientific Advisor shall not use the funding, resources and/or facilities of the Institute or any third party to perform consulting services hereunder and shall not perform such consulting services in any manner that would give the Institute or any third party intellectual property rights or any other rights to the product of such services.

(d)	The Scientific Advisor has disclosed, and will disclose during the term of this Agreement, to the Chief Executive Officer of Curis any potential conflicts between this Agreement and other contracts binding to the Scientific Advisor.

4. Compensation. In consideration for the services rendered by Scientific Advisor to Curis during the term of this Agreement, Curis shall compensate Scientific Advisor as follows:

(a)

Curis shall pay Scientific Advisor compensation in the amount of Eighteen Thousand Dollars ($18,000.00) per year during the term hereof, payable in equal quarterly installments of Forty-five Hundred Dollars ($4,500.00) within thirty (30) days after each Contract Quarter. Curis shall reimburse Scientific Advisor for reasonable out-of-pocket expenses incurred in the performance of his duties hereunder as requested by Curis upon presentation of reasonably detailed receipts.

(b)	As additional consideration for services provided pursuant to Section 2, Curis will recommend that the Board of Directors issue a one time, non-statutory stock option for Scientific Advisor to purchase Twenty-five Thousand (25,000) shares of Curis Common Stock at an exercise price equal to the fair market value on the date of grant of which 6.25% shall vest (approximately 1,562 shares) at the end of each Contract Quarter, contingent on the Scientific Advisor’s continued services to Curis during such Contract Quarter. The terms and conditions of such issuance, sale and vesting shall be governed by a Stock Option Agreement which shall be executed and delivered by both parties prior to such issuance (the “Stock Option Agreement”). The stock, stock options, rights or other equity or equity-based securities (collectively, “Securities”) set forth herein, when added to all other Securities issued or issuable by Curis to the Scientific Advisor (either directly or indirectly), constitute not more than 5% of Curis’ presently issued and outstanding common stock, as diluted by assuming full exercise of any options and other rights held by the Scientific Advisor. Indirect holding for this purpose include without limitation (i) any Securities issued or issuable by Curis to members of the Scientific Advisor’s immediate family and (ii) any Securities issued or issuable by Curis to the Scientific Advisor, or Securities allocated or allocable to the Scientific Advisor under the Institute’s inventorship policies, as royalties under a license by Curis of technology of which the Scientific Advisor is inventor.

5. Status/Non-Compete.

(a)	Scientific Advisor’s relation to Curis shall be that of an independent contractor and neither this Agreement nor the services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create any employer-employee relationship between the parties. Scientific Advisor shall not be deemed an agent for any purpose and shall have no authority to bind Curis (e.g. acting as a company representative or spokesperson, or signing company correspondence).

(b)	Except for services to organizations listed on Exhibit B in the area set forth in Exhibit B, during the term of this Agreement, and for one (1) year thereafter, the Scientific Advisor shall not render consulting, advisory, employment or other services to any other for-profit organization in the Field without the prior written approval of Curis.

6. Inventions, Proprietary Rights and Disclosures.

(a)

Scientific Advisor agrees to disclose promptly to Curis all inventions, discoveries, designs, improvements and all other intellectual property rights (collectively referred to as “Inventions”) made or perfected in the performance of, or arising out of, the work to be performed by Scientific Advisor for Curis, and will maintain adequate and current written records (in the form of notes, sketches, drawings and as may be specified by Curis), properly corroborated, to document the conception and/or first actual reduction to practice of any Invention. Such written records shall be available to and remain the sole property of Curis at all times. All such Inventions and patents therefor shall be the exclusive property of Curis. Scientific Advisor hereby undertakes and agrees to execute such assignments and other papers which, in the opinion of Curis, are necessary at any time to permit the filing and prosecution of copyrights, applications for copyrights, applications for patents covering the Inventions or are otherwise required for compliance with the provisions of this paragraph.

(b)	Scientific Advisor agrees that the services furnished pursuant to the work to be performed hereunder, the data and Inventions generated by the said work and any and all information, data, specifications, techniques, formulae and processes disclosed by Curis in connection therewith (collectively referred to as “Confidential Information”) are the property of Curis and are confidential and proprietary to Curis. Scientific Advisor agrees that he shall not use Confidential Information for any purpose other than as advised or directed by Curis regardless of whether such Confidential Information has been furnished or made available to Scientific Advisor by Curis or is original with Scientific Advisor. Without Curis’ express written consent first obtained, Scientific Advisor agrees that he shall not disclose or make available any Confidential Information to any third party regardless of whether such Confidential Information has been furnished or made available to Scientific Advisor by Curis or is original with Scientific Advisor. Scientific Advisor shall not discuss the nature of his activities in connection with Curis with anyone except authorized representatives of Curis. At Curis’ request, Scientific Advisor shall provide Curis with all Confidential Information furnished to Scientific Advisor by Curis or original with Scientific Advisor in connection with his services furnished hereunder which has been reduced to writing and retain no copies thereof. Scientific Advisor understands that in receiving Confidential Information, he receives no right to a license, implied or otherwise, under any patent or other rights now or hereafter owned or controlled by Curis.

(c)	The foregoing obligations of confidentiality and non-use shall not apply to:

(1) information which at the time of disclosure by Curis hereunder to Scientific Advisor or at the time of generation by Scientific Advisor is in the public domain;

(2) information which after disclosure by Curis to Scientific Advisor or generation by Scientific Advisor is published or otherwise becomes part of the public domain through no fault of Scientific Advisor, but only after it is so published or so becomes part of the public domain;

(3) information received by Scientific Advisor from a third party who is legally in possession of the same and not under an obligation of confidentiality with respect thereto; or

(4) information which was already in Scientific Advisor’s possession at the time of receipt from Curis, as evidenced by written records;

however, Confidential Information shall not be deemed within the foregoing exceptions if:

(i)	specific information is merely embraced by more general information in the public domain or Scientific Advisor’s possession, or

(ii)	it constitutes a combination which can be reconstructed from multiple sources in the public domain or Scientific Advisor’s possession, none of which shows the whole combination of the Confidential Information.

(d)	Scientific Advisor warrants and represents that no trade secrets or other confidential information of any other person, firm, corporation, institution or other entity will be wrongfully disclosed by him to Curis in connection with any of the services called for hereunder. Scientific Advisor further warrants and represents that none of the provisions of this Agreement, nor the services which will be performed by Scientific Advisor pursuant to the work to be performed hereunder, contravenes or is in conflict with any agreement of Scientific Advisor with, or obligation to, any other person, firm, corporation, institution or other entity including, without limiting the generality of the foregoing, employment agreements, consulting agreements, disclosure agreements or agreements for assignment of inventions. Scientific Advisor agrees that his services to other enterprises may result in a conflict of interest with his obligations to Curis under this Agreement, and agrees to inform Curis of his services to other enterprises and, in the case of conflict of interest, to immediately inform Curis and resolve the conflict in a mutually satisfactory manner.

7. Survival of Provisions. The provisions of paragraphs 5 and 6 hereof shall survive the termination or expiration of this Agreement.

8. Assignability and Binding Effect. Neither this Agreement nor any interest shall be assignable by either party unless such assignment is mutually agreed to in writing by the parties hereto; provided, however, that Curis may assign this Agreement to any corporation with which Curis may merge or consolidate or to which Curis may assign substantially all of its assets or that portion of its business to which this Agreement pertains without obtaining the agreement of Scientific Advisor.

9. Headings. The paragraph headings contained herein are included solely for convenience of reference and shall not control or affect the meaning or interpretation of any of the provisions of this Agreement.

10. Notices. Any notices or other communications hereunder by either party shall be in writing and shall be deemed to have been duly given if delivered personally to the other party or sent by registered or certified mail, return receipt requested, to the other party at the following addresses:

If to Curis:	Curis, Inc.
61 Moulton Street
Cambridge, MA 02138
Attention: Legal Department

If to Scientific Advisor:	Kenneth J. Pienta, M.D.
University of Michigan Comprehensive Cancer Center
1500 E. Medical Center Dr., 7308 CCGC
Ann Arbor, MI
48109-0330
	Phone:	734-647-3421
	Fax:	734-647-9480
	Email:	kpienta@umich.edu

or at such other address as such other party may designate in conformity with the foregoing.

11. Entire Agreement; Modification. This document sets forth the entire Agreement between the parties hereto with respect to the subject matter hereof. This Agreement shall not be changed or modified in any manner except by an instrument signed by the duly authorized officers of each of the parties hereto, which document shall make specific reference to this Agreement and shall express the plan or intention to modify same.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement is executed under seal by both parties and deemed to be governed by the laws of the Commonwealth of Massachusetts, exclusive of its conflicts of law principles.

CURIS, INC.		SCIENTIFIC ADVISOR:

By:	/s/ Daniel R. Passeri	By:	/s/ Kenneth J. Pienta

Name:	Daniel R. Passeri	Name:	Kenneth J. Pienta

Title:	Chief Executive Officer	SS#:

Date:	9/13/2006	Date:	8/25/2006

Exhibit A

Field: Curis’ proprietary drug discovery and development programs, including but not limited to the areas of developmental biology, oncology, neurobiology and other therapeutic and diagnostic applications.

Exhibit B

List of entities:

FIRST AMENDMENT TO

SCIENTIFIC ADVISORY AND CONSULTING AGREEMENT

BY AND BETWEEN

CURIS, INC.

AND

Kenneth J. Pienta, M.D.

JUNE 1, 2007

This First Amendment (“Amendment”), effective as of June1, 2007 (“Amendment Date”), is made by and between Curis, Inc., having a place of business at 45 Moulton Street, Cambridge, MA 02138 (“Curis”) and Kenneth J. Pienta, M.D. (“Scientific Advisor”). Curis and Scientific Advisor may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to make certain changes to the Scientific Advisory and Consulting Agreement entered into between the Parties on September 13, 2006 (“Agreement”) as further specified in this Amendment.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the Parties agree as follows:

1. Section 2 of the Agreement is hereby amend to read as follows:

“2. Consulting Duties.

(a) The Scientific Advisor agrees to serve under the terms of this Agreement as a scientific advisor to Curis as a member of its Scientific Advisory Board (“SAB”). The Scientific Advisor will also perform consulting and advisory services in the Field (as defined in Exhibit A) as may be requested from time to time by Curis. In addition, the Scientific Advisor agrees to serve as the Chairman of the Clinical Advisory Board (“CAB”). The SAB, Chairman of the CAB and other consulting services contemplated by this Section are intended to be included whenever this Agreement refers to “consulting” or “consulting services” or the Scientific Advisor’s role as a “Scientific Advisor.”

(b) All work to be performed by Scientific Advisor for Curis shall be under the general supervision of Curis’ Chairman of the Scientific Advisory Board, Dr. Joseph Davie and Curis’ Chief Executive Officer or Chief Scientific/Medical Officer.

(c) The Scientific Advisor will, at Curis’ request, devote up to ten (10) full days or full day equivalents (a “full day equivalent” shall mean eight business hours) in each Contract Year during the term of this Agreement to attend meetings of the SAB and perform such other consulting and advisory services in the Field as may be requested from time to time by Curis in accordance with Section 2(a) above. In addition, the Scientific Advisor will, devote up to an additional ten (10) full days or full day equivalents in each Contract Year during the term of this Agreement to serve as Chairman of the CAB and attend meetings of the CAB. The Scientific Advisor shall be engaged by Curis as a Scientific Advisor for the exchange of ideas only and shall not direct or conduct research for or on behalf of Curis. Such services shall be performed at Curis’ principal place of business or such other place as may be agreed upon by Curis and the Scientific Advisor. The Scientific Advisor shall, subject to Section 3(b) below, disclose to Curis any developments that come to his attention that relate to the Field and are likely to be of interest to Curis, but only to the extent that each such development (i) does not arise, wholly or in part, from any research undertaken by the Scientific Advisor as an employee of the Institute, (ii) is not proprietary to the Institute, and (iii) is not otherwise the subject of any obligation of confidentiality owed by the Scientific Advisor.”

2.	Section 4(a) of the Agreement is hereby amend to read as follows:

“4. Compensation. In consideration for the services rendered by Scientific Advisor to Curis during the term of this Agreement, Curis shall compensate Scientific Advisor as follows:

(b) With regards to SAB services and other consulting and advisory services in the Field rendered by Scientific Advisor, Curis shall pay Scientific Advisor compensation in the amount of Eighteen Thousand Dollars ($18,000.00) per year during the term hereof, payable in equal quarterly installments of Forty-five Hundred Dollars ($4,500.00) within thirty (30) days after each Contract Quarter. Curis shall reimburse Scientific Advisor for reasonable out-of-pocket expenses incurred in the performance of his duties hereunder as requested by Curis upon presentation of reasonably detailed receipts.

With regards to Chairman of the CAB services rendered by Scientific Advisor, Curis shall pay Scientific Advisor an additional amount of Eighteen Thousand Dollars ($18,000.00) per year during the term hereof, payable in equal quarterly installments of Forty-five Hundred Dollars ($4,500.00) within thirty (30) days after each Contract Quarter. Curis shall reimburse Scientific Advisor for reasonable out-of-pocket expenses incurred in the performance of his duties hereunder as requested by Curis upon presentation of reasonably detailed receipts.”

All other terms and conditions of the Agreement shall remain the same.

ACCEPTED AND AGREED BY:

Scientific Advisor		Curis, Inc.

Signature:	/s/ Kenneth J. Pienta	Signature:	/s/ Michael P. Gray

Name:	Kenneth J. Pienta	Name:	Michael P. Gray

SS#:		Title:	COO and CFO

SECOND AMENDMENT TO

SCIENTIFIC ADVISORY AND CONSULTING AGREEMENT

BY AND BETWEEN

CURIS, INC.

AND

Kenneth J. Pienta, M.D.

SEPTEMBER 18, 2007

This Second Amendment (“Amendment”), effective as of September 18, 2007 (“Amendment Date”), is made by and between Curis, Inc., having a place of business at 45 Moulton Street, Cambridge, MA 02138 (“Curis”) and Kenneth J. Pienta, M.D. (“Scientific Advisor”). Curis and Scientific Advisor may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to make certain changes to the Scientific Advisory and Consulting Agreement entered into between the Parties on September 13, 2006, and as amended on June 1, 2007, (collectively the “Agreement”) as further specified in this Amendment.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the Parties agree as follows:

1. Section 4(b) of the Agreement is hereby amended by adding the following new paragraph at the end of Section 4(b):

“As additional consideration for the services provided to Curis by Scientific Advisor in his role as Chairman of the CAB, Curis will recommend that the Board of Directors issue a one time, non-statutory stock option for Scientific Advisor to purchase Twenty-five Thousand (25,000) shares of Curis Common Stock at an exercise price equal to the fair market value on the date of grant of which 6.25% shall vest (approximately 1,562 shares) at the end of each Contract Quarter, contingent on the Scientific Advisor’s continued services to Curis in his role as Chairman of the CAB during such Contract Quarter. The terms and conditions of such issuance, sale and vesting shall be governed by a Stock Option Agreement which shall be executed and delivered by both parties prior to such issuance (the “Stock Option Agreement”). The stock, stock options, rights or other equity or equity-based securities (collectively, “Securities”) set forth herein, when added to all other Securities issued or issuable by Curis to the Scientific Advisor (either directly or indirectly), constitute not more than 5% of Curis’ presently issued and outstanding common stock, as diluted by assuming full exercise of any options and other rights held by the Scientific Advisor. Indirect holding for this purpose include without limitation (i) any Securities issued or issuable by Curis to members of the Scientific Advisor’s immediate family and (ii) any Securities issued or issuable by Curis to the Scientific Advisor, or Securities allocated or allocable to the Scientific Advisor under the Institute’s inventorship policies, as royalties under a license by Curis of technology of which the Scientific Advisor is inventor.”

All other terms and conditions of the Agreement shall remain the same.

[Signature Page to Follow]

ACCEPTED AND AGREED BY:

Scientific Advisor		Curis, Inc.

Signature:	/s/ Kenneth J. Pienta	Signature:	/s/ Michael P. Gray

Name:	Kenneth J. Pienta, M.D.	Name:	Michael P. Gray

SS#:		Title:	COO and CFO

THIRD AMENDMENT TO

SCIENTIFIC ADVISORY AND CONSULTING AGREEMENT

BY AND BETWEEN

CURIS, INC.

AND

Kenneth J. Pienta, M.D.

JUNE 3, 2010

This Third Amendment (“Amendment”), effective as of June 3, 2010 (“Amendment Date”), is made by and between Curis, Inc., having a place of business at 45 Moulton Street, Cambridge, MA 02138 (“Curis”) and Kenneth J. Pienta, M.D. (“Scientific Advisor”). Curis and Scientific Advisor may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to make certain changes to the Scientific Advisory and Consulting Agreement entered into between the Parties on September 13, 2006, and as amended on June 1, 2007 and September 18, 2007, (collectively the “Agreement”) as further specified in this Amendment.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the Parties agree as follows:

1. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2. Consulting Duties.

(a) The Scientific Advisor agrees to serve under the terms of this Agreement as a scientific advisor to Curis in the role of Chairman of the Scientific Advisory Board and Clinical Advisory Board (“SAB/CAB Chairman”). The Scientific Advisor will also perform consulting and advisory services in the Field (as defined in Exhibit A) as may be requested from time to time by Curis. The SAB/CAB Chairman and other consulting services contemplated by this Section are intended to be included whenever this Agreement refers to “consulting” or “consulting services” or the Scientific Advisor’s role as a “Scientific Advisor.”

(b) All work to be performed by Scientific Advisor for Curis shall be under the general supervision of Curis’ Chief Executive Officer, Chief Scientific/Medical Officer, or his/her designee, as applicable.

(c) The Scientific Advisor will, at Curis’ request, devote up to fifteen (15) full days or full day equivalents (a “full day equivalent” shall mean eight business hours) in each Contract Year during the term of this Agreement to serve as SAB/CAB Chairman, to attend meetings of the SAB/CAB, and perform such other consulting and advisory services in the Field as may be requested from time to time by Curis in accordance with Section 2(a) above. The Scientific Advisor shall be engaged by Curis as a Scientific Advisor for the exchange of ideas only and shall not direct or conduct research for or on behalf of Curis. All services shall be performed at Curis’ principal place of business or such other place as may be agreed upon by Curis and the Scientific Advisor. The Scientific Advisor shall, subject to Section 3(b) below, disclose to Curis any developments that come to his attention that relate to the Field and are likely to be of interest to Curis, but only to the extent that each such development (i) does not arise, wholly or in part, from any research undertaken by the Scientific Advisor as an employee of the Institute, (ii) is not proprietary to the Institute, and (iii) is not otherwise the subject of any obligation of confidentiality owed by the Scientific Advisor.

2. Section 4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(4) Curis shall pay Scientific Advisor compensation in the amount of Fifty Thousand Dollars ($50,000) per year during the term hereof, payable in equal quarterly installments of Twelve Thousand Five Hundred Dollars ($12,500) within thirty (30) days after each Contract Quarter. Curis shall reimburse Scientific Advisor for reasonable out-of-pocket expenses incurred in the performance of his duties hereunder as requested by Curis upon presentation of reasonably detailed receipts.

3. All other terms and conditions of the Agreement shall remain the same.

ACCEPTED AND AGREED BY:

Scientific Advisor		Curis, Inc.

Signature:	/s/ Kenneth J. Pienta	Signature:	/s/ Michael P. Gray

Name:	Kenneth J. Pienta, M.D.	Name:	Michael P. Gray

SS#:		Title:	COO and CFO

FOURTH AMENDMENT TO

SCIENTIFIC ADVISORY AND CONSULTING AGREEMENT

BY AND BETWEEN

CURIS, INC.

AND

Kenneth J. Pienta, M.D.

JANUARY 19, 2011

This Fourth Amendment (“Amendment”), effective as of January 19, 2011 (“Amendment Date”), is made by and between Curis, Inc., having a place of business at 4 Maguire Road, Lexington, MA 02421 (“Curis”) and Kenneth J. Pienta, M.D. (“Scientific Advisor”). Curis and Scientific Advisor may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to make certain changes to the Scientific Advisory and Consulting Agreement entered into between the Parties on September 13, 2006, and as amended on June 1, 2007, September 18, 2007 and June 3, 2010, (collectively the “Agreement”) as further specified in this Amendment.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the Parties agree as follows:

1. Section 4(b) of the Agreement is hereby amended by adding the following new paragraph at the end of Section 4(b):

“As additional consideration for the services provided to Curis by Scientific Advisor as SAB/CAB Chairman, you have been issued a one time, non-statutory stock option to purchase Twenty-five Thousand (25,000) shares of Curis Common Stock at an exercise price equal to the fair market value on the date of grant of which 25% shall vest on January 7, 2012 and vesting an additional 6.25% at the end of each Contract Quarter, contingent on the Scientific Advisor’s continued services to Curis in his role as SAB/CAB Chairman. The terms and conditions of such issuance, sale and vesting shall be governed by a Stock Option Agreement which shall be executed and delivered by both parties prior to such issuance (the “Stock Option Agreement”). The stock, stock options, rights or other equity or equity-based securities (collectively, “Securities”) set forth herein, when added to all other Securities issued or issuable by Curis to the Scientific Advisor (either directly or indirectly), constitute not more than 5% of Curis’ presently issued and outstanding common stock, as diluted by assuming full exercise of any options and other rights held by the Scientific Advisor. Indirect holding for this purpose include without limitation (i) any Securities issued or issuable by Curis to members of the Scientific Advisor’s immediate family and (ii) any Securities issued or issuable by Curis to the Scientific Advisor, or Securities allocated or allocable to the Scientific Advisor under the Institute’s inventorship policies, as royalties under a license by Curis of technology of which the Scientific Advisor is inventor.”

2. All other terms and conditions of the Agreement shall remain the same.

ACCEPTED AND AGREED BY:

Scientific Advisor		Curis, Inc.

Signature:	/s/ Kenneth J. Pienta	Signature:	/s/ Daniel R. Passeri

Name:	Kenneth J. Pienta, M.D.	Name:	Daniel R. Passeri

SS#:		Title:	President and CEO

[Curis Letterhead]

July 21, 2011

Kenneth J. Pienta, M.D.

3616 Prospect Road

Ann Arbor, MI 48105

RE: Amendment to Scientific Advisory and Consulting Agreement

Dear Dr. Pienta:

In response to your recent inquiry about your attendance at Curis’ Board of Directors meetings of March 10th and 23rd and June 1st, 2011 in your capacity as Chairman of the SAB/CAB, Curis is happy to amend your Scientific Advisory and Consulting Agreement, dated September 13, 2006 and as previously amended, (“Agreement”) to add the following new sub-section (c) to the end of Section 4, Compensation of the Agreement:

(c)	“In the event that Scientific Advisor attends a Board of Director’s meeting at the request of Curis’ Chief Executive Officer or his/her designee, as applicable, Curis shall pay Scientific Advisor in the amount of Fifteen Hundred Dollars ($1,500.00) per day for each Board of Directors meeting that Scientific Advisor attends in-person or Seven Hundred and Fifty Dollars for each Board of Directors meeting attended telephonically. Any reasonable out-of-pocket expenses incurred by Scientific Advisor will be paid by Curis in accordance with the terms of Section 4(a) of the Agreement.”

If you are in agreement with this change, please endorse below and return a copy of this letter to my attention and Curis will issue you a check in the amount of $3,750.00 dollars to compensate you for your attendance at the above-referenced board meetings.

Please contact me if you have any questions concerning this change to your Agreement.

Sincerely,

/s/ Daniel R. Passeri

Daniel R. Passeri
President & CEO

ACCEPTED AND AGREED TO BY:

/s/ Kennth J. Pienta
Kenneth J. Pienta, M.D.

SIXTH AMENDMENT TO

SCIENTIFIC ADVISORY AND CONSULTING AGREEMENT

BY AND BETWEEN

CURIS, INC.

AND

Kenneth J. Pienta, M.D.

SEPTEMBER 13, 2011

This Sixth Amendment (“Amendment”), effective as of September 13, 2011 (“Amendment Date”), is made by and between Curis, Inc., having a place of business at 4 Maguire Road, Lexington, MA 02421 (“Curis”) and Kenneth J. Pienta, M.D. (“Scientific Advisor”). Curis and Scientific Advisor may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to extend the Scientific Advisory and Consulting Agreement entered into between the Parties on September 13, 2006, and as amended on June 1, 2007, September 18, 2007, June 3, 2010, January 19, 2011 and July 21, 2011, (collectively the “Agreement”), as further specified in this Amendment.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the Parties agree as follows:

1. The Parties hereby agree to extend the term of the Agreement from September 13, 2011 to September 12, 2015 (“Renewal Term”) or until earlier terminated by either Party as provided in the Agreement.

2.	In consideration for the services rendered by Scientific Advisor to Curis during the Renewal Term, Curis shall compensate Scientific Advisor as follows:

(a)	Curis shall pay Scientific Advisor compensation in the amount of Fifty Thousand Dollars ($50,000) per year during the term hereof, payable in equal quarterly installments of Twelve Thousand Five Hundred Dollars ($12,500) within thirty (30) days after each Contract Quarter. Curis shall reimburse Scientific Advisor for reasonable out-of-pocket expenses incurred in the performance of his duties hereunder as requested by Curis upon presentation of reasonably detailed receipts.

(b)	As additional consideration for the services provided to Curis by Scientific Advisor as SAB/CAB Chairman, Curis will recommend that the Board of Directors issue a one time, non-statutory stock option for Scientific Advisor to purchase One Hundred Thousand (100,000) shares of Curis Common Stock at an exercise price equal to the fair market value on the date of grant of which 25% shall vest on September 14, 2012 and vesting an additional 6.25% on each at the end of each Contract Quarter, contingent on the Scientific Advisor’s continued services to Curis during such Contract Quarter. The terms and conditions of such issuance, sale and vesting shall be governed by a Stock Option Agreement which shall be executed and delivered by both parties prior to such issuance (the “Stock Option Agreement”). The stock, stock options, rights or other equity or equity-based securities (collectively, “Securities”) set forth herein, when added to all other Securities issued or issuable by Curis to the Scientific Advisor (either directly or indirectly), constitute not more than 5% of Curis’ presently issued and outstanding common stock, as diluted by assuming full exercise of any options and other rights held by the Scientific Advisor. Indirect holding for this purpose include without limitation (i) any Securities issued or issuable by Curis to members of the Scientific Advisor’s immediate family and (ii) any Securities issued or issuable by Curis to the Scientific Advisor, or Securities allocated or allocable to the Scientific Advisor under the Institute’s inventorship policies, as royalties under a license by Curis of technology of which the Scientific Advisor is inventor.

3. All other terms and conditions of the Agreement shall remain the same.

ACCEPTED AND AGREED BY:

Scientific Advisor		Curis, Inc.

Signature:	/s/ Kenneth J. Pienta	Signature:	/s/ Daniel R. Passeri

Name:	Kenneth J. Pienta, M.D.	Name:	Daniel R. Passeri

SS#:		Title:	President and CEO